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EXHIBIT 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-QSB of Kanakaris Wireless (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002                       By: /s/ ALEX F. KANAKARIS
                                                 -----------------------------
                                                 Alex F. Kanakaris
                                                 Chief Executive Officer

In connection with the quarterly report on Form 10-QSB of Kanakaris Wireless (the "Company") for the quarterly period ended June 30, 2002 (the "Report"), the undersigned hereby certifies in his capacity as Acting Chief Financial Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002                      By: /s/ DAVID THOMAS SHOMAKER
                                                -----------------------------
                                                David Thomas Shomaker
                                                Acting Chief Financial Officer